Exhibit 99.1

FOR IMMEDIATE RELEASE

Cogent Contacts:
For Public Relations:	For Investor Relations:
Nicole Sanders	John Chang
+ 1 (202) 295-4313	+ 1 (202) 295-4212
nsanders@cogentco.com	investor.relations@cogentco.com

Cogent Communications Reports Third Quarter 2016 Results
and Increases Regular Quarterly Dividend on Common Stock

Financial and Business Highlights

•                  Cogent approves a 5.3% increase of $0.02 per share to its regular quarterly dividend to $0.40 per common share to be paid on December 9, 2016 to shareholders of record on November 22, 2016

•                  Service revenue for Q3 2016 increased by 2.8% from Q2 2016 to $113.1 million and on a constant currency basis increased by 3.1%

•                  Service revenue for Q3 2016 increased by 9.7% on a reported and on a constant currency basis from Q3 2015

•                  EBITDA for the nine months ended September 30, 2016 increased by 13.3% to $105.8 million from $93.4 million for the nine months ended September 30, 2015

•                  EBITDA margin for the nine months ended September 30, 2016 increased by 70 basis points to 31.9% from 31.2% for the nine months ended September 30, 2015

•                  EBITDA, as adjusted, for the nine months ended September 30, 2016 increased by 16.6% to $112.9 million from $96.8 million for the nine months ended September 30, 2015

•                  EBITDA, as adjusted, margin for the nine months ended September 30, 2016 increased by 170 basis points to 34.1% from 32.4% for the nine months ended September 30, 2015

[WASHINGTON, D.C. November 3, 2016] Cogent Communications Holdings, Inc. (NASDAQ: CCOI) today announced service revenue of $113.1 million for the three months ended September 30, 2016, an increase of 9.7% from $103.0 million for the three months ended September 30, 2015 and an increase of 2.8% from $110.0 million for the three months ended June 30, 2016.  Foreign exchange negatively impacted service revenue from Q2 2016 to Q3 2016 by $0.3 million and positively impacted service revenue growth from Q3 2015 to Q3 2016 by $0.1 million.  On a constant currency basis, service revenue grew by 9.7% from Q3 2015 to Q3 2016 and grew by 3.1% from Q2 2016 to Q3 2016.

On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent facilities. On-net revenue was $81.8 million for the three months ended September 30, 2016; an increase of 9.0% over $75.1 million for the three months ended September 30, 2015 and an increase of 2.9% from $79.5 million for the three months ended June 30, 2016.

Off-net customers are located in buildings directly connected to Cogent’s network using other carriers’ facilities and services to provide the last mile portion of the link from the customers’ premises to Cogent’s network. Off-net revenue was $31.0 million for the three months ended September 30, 2016; an increase of 11.9% over $27.7 million for the three months ended September 30, 2015 and an increase of 2.7% over $30.1 million for the three months ended June 30, 2016.

Non-GAAP gross profit increased by 11.1% from $58.0 million for the three months ended September 30, 2015 to $64.4 million for the three months ended September 30, 2016 and increased by 3.5% from $62.2 million for the three months ended June 30, 2016. Non-GAAP gross profit margin percentage was 57.0% for the three months ended September 30, 2016, 56.3% for the three months ended September 30, 2015 and 56.6% for the three months ended June 30, 2016.  Excise taxes, including Universal Service Fund fees, recorded on a gross basis and included in service revenue and cost of network operations expense were $2.4 million for the three months ended September 30, 2016, $2.2 million for the three months ended June 30, 2016 and $1.8 million for the three months ended September 30, 2015.

Earnings before interest, taxes, depreciation and amortization (EBITDA) increased by 11.9% from $33.2 million for the three months ended September 30, 2015 to $37.2 million for the three months ended September 30, 2016 and increased by 6.4% from $35.0 million for the three months ended June 30, 2016. EBITDA margin was 32.9% for the three months ended September 30, 2016, 32.2% for the three months ended September 30, 2015 and 31.8% for the three months ended June 30, 2016.

Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, increased by 10.1% from $34.4 million for the three months ended September 30, 2015 to $37.9 million for the three months ended September 30, 2016 and decreased by 3.9% from $39.4 million for the three months ended June 30, 2016. EBITDA, as adjusted, margin was 33.5% for the three months ended September 30, 2016, 33.4% for the three months ended September 30, 2015 and 35.8% for the three months ended June 30, 2016.

Basic and diluted net income per share was $0.08 for the three months ended September 30, 2016, $0.07 for the three months ended September 30, 2015 and $0.09 for the three months ended June 30, 2016.

Total customer connections increased by 18.0% from 50,617 as of September 30, 2015 to 59,724 as of September 30, 2016 and increased by 3.8% from 57,563 as of June 30, 2016. On-net customer connections increased by 17.8% from 43,364 as of September 30, 2015 to 51,079 as of September 30, 2016 and increased by 3.7% from 49,243 as of June 30, 2016. Off-net customer connections increased by 19.7% from 6,897 as of September 30, 2015 to 8,259 as of September 30, 2016 and increased by 3.6% from 7,971 as of June 30, 2016.

The number of on-net buildings increased by 113 on-net buildings from 2,221 on-net buildings as of September 30, 2015 to 2,334 on-net buildings as of September 30, 2016 and increased by 37 on-net buildings from 2,297 on-net buildings as of June 30, 2016.

Quarterly Dividend Increase Approved

On October 31, 2016, Cogent’s board approved a regular quarterly dividend of $0.40 per common share payable on December 9, 2016 to shareholders of record on November 22, 2016. This fourth quarter 2016 regular dividend represents a 5.3% increase of $0.02 per share from the third quarter 2016 regular dividend of $0.38 per share.

The payment of any future dividends and any other returns of capital will be at the discretion of Cogent’s board of directors and may be reduced, eliminated or increased and will be dependent upon Cogent’s financial position, results of operations, available cash, cash flow, capital requirements, limitations under Cogent’s debt indenture agreements and other factors deemed relevant by Cogent’s board of directors.

Conference Call and Website Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (ET) on November 3, 2016 to discuss Cogent’s operating results for the third quarter of 2016 and to discuss Cogent’s expectations for full year 2016. Investors and other interested parties may access a live audio webcast of the earnings call in the “Events” section of Cogent’s website at www.cogentco.com/events. A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP.  Cogent specializes in providing businesses with high speed Internet access, Ethernet transport, and colocation services. Cogent’s facilities-based, all-optical IP network backbone provides services in over 190 markets globally.

Cogent Communications is headquartered at 2450 N Street, NW, Washington, D.C. 20037. For more information, visit www.cogentco.com. Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

#  #  #

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Metric ($ in 000’s, except share and per share data) — unaudited
On-Net revenue	$71,234	$72,010	$75,088	$76,513	$78,705	$79,539	$81,846
% Change from previous Qtr.	-0.1%	1.1%	4.3%	1.9%	2.9%	1.1%	2.9%
Off-Net revenue	$25,730	$26,522	$27,688	$28,421	$29,356	$30,149	$30,972
% Change from previous Qtr.	2.3%	3.1%	4.4%	2.6%	3.3%	2.7%	2.7%
Non-Core revenue (1)	$278	$267	$241	$243	$230	$267	$239
% Change from previous Qtr.	-3.8%	-4.0%	-9.7%	0.8%	-5.3%	16.1%	-10.5%
Service revenue — total	$97,242	$98,799	$103,017	$105,177	$108,291	$109,955	$113,057
% Change from previous Qtr.	0.5%	1.6%	4.3%	2.1%	3.0%	1.5%	2.8%
Constant currency total revenue quarterly growth rate — sequential quarters	2.9%	2.0%	4.4%	2.5%	3.0%	0.9%	3.1%
Constant currency total revenue quarterly growth rate — year over year quarters	9.3%	9.5%	12.1%	12.1%	12.2%	11.1%	9.7%

Network operations expenses (2)	$40,907	$42,252	$45,056	$45,710	$47,156	$47,727	$48,666
% Change from previous Qtr.	0.0%	3.3%	6.6%	1.5%	3.2%	1.2%	2.0%
Non-GAAP gross margin (2)	$56,335	$56,547	$57,961	$59,467	$61,135	$62,228	$64,391
% Change from previous Qtr.	0.9%	0.4%	2.5%	2.6%	2.8%	1.8%	3.5%
Non-GAAP gross margin percentage (2)	57.9%	57.2%	56.3%	56.5%	56.5%	56.6%	57.0%
Selling, general and administrative expenses (3)	$26,708	$25,987	$24,740	$24,737	$27,472	$27,278	$27,220
% Change from previous Qtr.	6.6%	-2.7%	-4.8%	0.0%	11.1%	-0.7%	-0.2%
Depreciation and amortization expense	$17,513	$17,371	$17,634	$18,008	$17,753	$18,604	$18,804
% Change from previous Qtr.	-0.2%	-0.8%	1.5%	2.1%	-1.4%	4.8%	1.1%
Equity-based compensation expense	$3,141	$3,098	$2,704	$2,571	$2,181	$2,687	$2,991
% Change from previous Qtr.	4.7%	-1.4%	-12.7%	-4.9%	-15.2%	23.2%	11.3%
Operating income	$10,487	$10,810	$15,519	$16,174	$15,675	$17,511	$16,063
% Change from previous Qtr.	-19.7%	3.1%	43.6%	4.2%	-3.1%	11.7%	-8.3%
Interest expense	$11,307	$9,692	$10,002	$10,280	$10,065	$10,243	$9,891
% Change from previous Qtr.	-7.2%	-14.3%	3.2%	2.8%	-2.1%	1.8%	-3.4%
Net income (loss)	$(1,585)	$840	$3,161	$2,480	$3,354	$4,224	$3,459
Basic net income (loss) per common share	$(0.04)	$0.02	$0.07	$0.06	$0.08	$0.09	$0.08
Diluted net income (loss) per common share	$(0.04)	$0.02	$0.07	$0.06	$0.08	$0.09	$0.08
Weighted average common shares — basic	45,158,250	44,774,831	44,474,724	44,323,131	44,402,640	44,491,899	44,574,583
% Change from previous Qtr.	-0.2%	-0.8%	-0.7%	-0.3%	0.2%	0.2%	0.2%
Weighted average common shares — diluted	45,158,250	45,054,507	44,702,127	44,558,089	44,571,937	44,705,037	44,776,918
% Change from previous Qtr.	-0.2%	-0.2%	-0.8%	-0.3%	0.0%	0.3%	0.2%
EBITDA (4)	$29,627	$30,560	$33,221	$34,730	$33,663	$34,950	$37,171
% Change from previous Qtr.	-3.8%	3.1%	8.7%	4.5%	-3.1%	3.8%	6.4%
EBITDA margin	30.5%	30.9%	32.2%	33.0%	31.1%	31.8%	32.9%
Gains on asset related transactions	$1,548	$719	$1,152	$2,023	$1,946	$4,439	$687

EBITDA, as adjusted (4)	$31,175	$31,279	$34,373	$36,753	$35,609	$39,389	$37,858
% Change from previous Qtr.	-7.3%	0.3%	9.9%	6.9%	-3.1%	10.6%	-3.9%
EBITDA, as adjusted, margin	32.1%	31.7%	33.4%	34.9%	32.9%	35.8%	33.5%
Fees — net neutrality	$1,405	$952	$816	$569	$493	$1,036	$1,315
Net cash provided by operating activities	$18,372	$20,035	$23,403	$21,999	$27,557	$23,698	$22,833
% Change from previous Qtr.	2.4%	9.1%	16.8%	-6.0%	25.3%	-14.0%	-3.7%
Capital expenditures	$12,916	$10,866	$6,838	$4,962	$15,034	$14,260	$8,745
% Change from previous Qtr.	-0.8%	-15.9%	-37.1%	-27.4%	203.0%	-5.1%	-38.7%
Principal payments on capital leases	$3,650	$7,332	$5,956	$3,273	$3,369	$3,935	$2,354
% Change from previous Qtr.	31.8%	100.9%	-18.8%	-45.0%	2.9%	16.8%	-40.2%
Dividends paid	$16,001	$18,972	$15,296	$16,045	$16,171	$16,671	$17,169
Purchases of common stock	$8,119	$19,106	$12,169	$—	$—	$—	$1,666
Gross Leverage Ratio	4.42	4.50	4.57	4.55	4.39	3.94	3.89
Net Leverage Ratio	2.45	2.77	2.98	3.02	2.97	2.88	2.90
Customer Connections — end of period
On-Net	40,732	42,002	43,364	45,473	47,252	49,243	51,079
% Change from previous Qtr.	2.4%	3.1%	3.2%	4.9%	3.9%	4.2%	3.7%
Off-Net	6,368	6,583	6,897	7,279	7,654	7,971	8,259
% Change from previous Qtr.	4.8%	3.4%	4.8%	5.5%	5.2%	4.1%	3.6%
Non-Core (1)	311	325	356	400	450	349	386
% Change from previous Qtr.	-14.1%	4.5%	9.5%	12.4%	12.5%	-22.4%	10.6%
Total customer connections	47,411	48,910	50,617	53,152	55,356	57,563	59,724
% Change from previous Qtr.	2.6%	3.2%	3.5%	5.0%	4.1%	4.0%	3.8%

On-Net Buildings — end of period
Multi-Tenant office buildings	1,488	1,510	1,523	1,541	1,545	1,560	1,577
Carrier neutral data center buildings	618	631	647	659	675	686	706
Cogent data centers	49	50	51	51	51	51	51
Total on-net buildings	2,155	2,191	2,221	2,251	2,271	2,297	2,334
Square feet — multi-tenant office buildings — on-net	804,760,238	818,039,601	823,712,433	831,585,875	834,341,216	840,042,330	847,266,071
Network — end of period
Intercity route miles	59,161	55,191	56,079	56,079	56,183	56,183	56,684
Metro fiber miles	27,619	28,036	28,067	28,158	28,316	28,874	29,326
Connected networks — AS’s	5,334	5,435	5,511	5,582	5,617	5,700	5,834
Headcount — end of period
Sales force — quota bearing	343	358	363	378	398	397	394
Sales force - total	459	464	474	495	517	519	516
Total employees	785	799	808	828	855	854	858
Sales rep productivity — units per full time equivalent sales rep (“FTE”) per month	5.3	5.6	6.0	6.3	6.3	5.9	5.7
FTE — sales reps	326	330	337	351	373	373	377

(1)          Consists of legacy services of companies whose assets or businesses were acquired by Cogent, primarily including voice services (only provided in Toronto, Canada).

(2)          Network operations expense excludes equity-based compensation expense of $172, $160, $126, $126, $121, $145 and $161 in the three month periods ended March 31, 2015 through September 30, 2016, respectively.  Network operations expense includes excise taxes, including Universal Service Fund fees of $53, $57, $1,757, $1,729, $2,003, $2,156 and $2,362 in the three month periods ended March 31, 2015 through September 30, 2016, respectively.  Non-GAAP gross margin represents service revenue less network operations expense, excluding equity-based compensation and amounts shown separately (depreciation expense).Non-GAAP gross margin percentage is defined as non-GAAP gross margin divided by total service revenue.  Management believes that gross margin is a relevant metric to provide investors, as it is a metric that management uses to measure the margin available to the company after network service costs, in essence a measure of the efficiency of the Company’s network.

(3)          Excludes equity-based compensation expense of $2,969, $2,938, $2,578, $2,445, $2,060, $2,542 and $2,830 in the three month periods ended March 31, 2015 through September 30, 2016, respectively.

(4)          See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures below.

Schedule of Non-GAAP Measures

EBITDA and EBITDA, as adjusted

EBITDA represents net cash flows from operating activities plus changes in operating assets and liabilities, cash interest expense and income tax expense.  Management believes the most directly comparable measure to EBITDA calculated in accordance with generally accepted accounting principles in the United States, or GAAP, is cash flows provided by operating activities. The Company also believes that EBITDA is a measure frequently used by securities analysts, investors, and other interested parties in their evaluation of issuers.  EBITDA, as adjusted, represents EBITDA plus net gains (losses) on asset related transactions.

The Company believes EBITDA, and EBITDA, as adjusted, are useful measures of its ability to service debt, fund capital expenditures and expand its business.  EBITDA, and EBITDA, as adjusted are an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. EBITDA, and EBITDA, as adjusted are not recognized terms under GAAP and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, these metrics are not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, and changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of these metrics may also differ from the calculations performed by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

EBITDA, and EBITDA, as adjusted, are reconciled to cash flows provided by operating activities in the table below.

($ in 000’s) — unaudited	Q1 2015	Q2 2015	Q3 2015	Nine Months 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Nine Months 2016
Net cash flows provided by operating activities	$18,372	$20,035	$23,403	$61,810	$21,999	$27,557	$23,698	$22,833	$74,088
Changes in operating assets and liabilities	(159)	1,245	(68)	1,016	3,047	(3,681)	1,755	4,737	2,811
Cash interest expense and income tax expense	11,414	9,280	9,886	30,580	9,684	9,787	9,497	9,601	28,885
EBITDA	$29,627	$30,560	$33,221	$93,406	$34,730	$33,663	$34,950	$37,171	$105,784
PLUS: Gains on asset related transactions	1,548	719	1,152	3,420	2,023	1,946	4,439	687	7,071
EBITDA, as adjusted	$31,175	$31,279	$34,373	96,826	$36,753	$35,609	$39,389	$37,858	$112,855
EBITDA margin	30.5%	30.9%	32.2%	31.2%	33.0%	31.1%	31.8%	32.9%	31.9%
EBITDA, as adjusted margin	32.1%	31.7%	33.4%	32.4%	34.9%	32.9%	35.8%	33.5%	34.1%

Impact of foreign currencies (“constant currency” impact) on change in sequential quarterly service revenue

($ in 000’s) — unaudited	Q3 2016
Service revenue, as reported — Q3 2016	$113,057
Impact of foreign currencies on service revenue	273
Service revenue - Q3 2016, as adjusted (1)	$113,330
Service revenue, as reported — Q2 2016	$109,955
Constant currency increase from Q2 2016 to Q3 2016 - (Service revenue, as adjusted for Q3 2016 less service revenue, as reported for Q2 2016)	$3,375
Percent increase (Constant currency increase from Q2 2016 to Q3 2016 divided by service revenue, as reported for Q2 2016)	3.1%

(1)         Service revenue, as adjusted, is determined by translating the service revenue for the three months ended September 30, 2016 at the average foreign currency exchange rates for the three months ended June 30, 2016. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Impact of foreign currencies (“constant currency” impact) on change in prior year quarterly service revenue

($ in 000’s) — unaudited	Q3 2016
Service revenue, as reported — Q3 2016	$113,057
Impact of foreign currencies on service revenue	(68)
Service revenue - Q3 2016, as adjusted (2)	$112,989
Service revenue, as reported — Q3 2015	$103,017
Constant currency increase from Q3 2015 to Q3 2016 - (Service revenue, as adjusted for Q3 2016 less service revenue, as reported for Q3 2015)	$9,972
Percent increase (Constant currency increase from Q3 2015 to Q3 2016 divided by service revenue, as reported for Q3 2015)	9.7%

(2)         Service revenue, as adjusted, is determined by translating the service revenue for the three months ended September 30, 2016 at the average foreign currency exchange rates for the three months ended September 30, 2015. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Gross and Net Leverage Ratios

Cogent’s Gross Leverage Ratio was 3.94 at June 30, 2016 and 3.89 at September 30, 2016 and Cogent’s Net Leverage Ratio was 2.88 at June 30, 2016 and 2.90 at September 30, 2016 and as shown below.

($ in 000’s) — unaudited	As of June 30, 2016	As of September 30, 2016
Cash and cash equivalents	$154,967	$148,151
Debt
Capital leases — current portion	6,086	6,122
Capital leases — long term	129,933	134,229
Senior unsecured notes	189,225	189,225
Senior secured notes	250,000	250,000
Note payable	—	2,746
Total debt	575,244	582,322
Total net debt	420,277	434,171
Trailing 12 months EBITDA, as adjusted	146,124	149,609
Gross Leverage Ratio	3.94	3.89
Net Leverage Ratio	2.88	2.90

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange Commission’s website at www.sec.gov.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2016 AND DECEMBER 31, 2015

(IN THOUSANDS, EXCEPT SHARE DATA)

	September 30, 2016	December 31, 2015
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$148,151	$203,591
Accounts receivable, net of allowance for doubtful accounts of $1,804 and $1,757, respectively	33,487	30,718
Prepaid expenses and other current assets	20,642	17,030
Total current assets	202,280	251,339
Property and equipment, net	370,749	360,136
Deferred tax assets - noncurrent	36,716	45,142
Deposits and other assets - $132 and $355 restricted, respectively	7,877	6,199
Total assets	$617,622	$662,816

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$13,019	$12,401
Accrued and other current liabilities	41,790	38,355
Installment payment agreement, current portion, net of discount of $106 and $678, respectively	1,028	11,901
Current maturities, capital lease obligations	6,122	6,247
Total current liabilities	61,959	68,904
Senior secured 2022 notes, net of unamortized debt costs of $1,121 and $1,252, respectively	248,879	248,748
Senior unsecured 2021 notes, net of unamortized debt costs of $2,703 and $3,305, respectively	186,522	196,695
Capital lease obligations, net of current maturities	134,229	129,763
Other long term liabilities	26,519	30,977
Total liabilities	658,108	675,087
Commitments and contingencies:
Stockholders’ equity:
Common stock, $0.001 par value; 75,000,000 shares authorized; 45,537,353 and 45,198,718 shares issued and outstanding, respectively	45	45
Additional paid-in capital	442,125	434,161
Accumulated other comprehensive income — foreign currency translation	(11,898)	(14,693)
Accumulated deficit	(470,758)	(431,784)
Total stockholders’ deficit	(40,486)	(12,271)
Total liabilities and stockholders’ deficit	$617,622	$662,816

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2016 AND SEPTEMBER 30, 2015

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015
	(Unaudited)	(Unaudited)
Service revenue	$113,057	$103,017
Operating expenses:
Network operations (including $161 and $126 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	48,827	45,182
Selling, general, and administrative (including $2,830 and $2,578 of equity-based compensation expense, respectively)	30,050	27,318
Depreciation and amortization	18,804	17,634
Total operating expenses	97,681	90,134
Gain on capital lease termination	—	1,484
Gains on equipment transactions	687	1,152
Operating income	16,063	15,519
Interest income and other, net	207	50
Interest expense	(9,891)	(10,002)
Income before income taxes	6,379	5,567
Income tax provision	(2,920)	(2,406)
Net income	$3,459	$3,161

Comprehensive income:
Net income	$3,459	$3,161
Foreign currency translation adjustment	688	228
Comprehensive income	$4,147	$3,389

Net income per common share:
Basic and diluted net income per common share	$0.08	$0.07

Dividends declared per common share	$0.38	$0.34

Weighted-average common shares - basic	44,574,583	44,474,724

Weighted-average common shares - diluted	44,776,918	44,702,127

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 AND SEPTEMBER 30, 2015

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
	(Unaudited)	(Unaudited)
Service revenue	$331,304	$299,057
Operating expenses:
Network operations (including $427 and $458 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	143,976	128,673
Selling, general, and administrative (including $7,432 and $8,486 of equity-based compensation expense, respectively)	89,403	85,922
Depreciation and amortization	55,161	52,517
Total operating expenses	288,540	267,112
Losses on debt purchases and installment loan repayment	(587)	—
Gain on capital lease terminations	—	11,593
Gains on equipment transactions	7,071	3,420
Loss on debt extinguishment and redemption	—	(10,144)
Operating income	49,248	36,814
Interest income and other, net	677	566
Interest expense	(30,200)	(31,000)
Income before income taxes	19,725	6,380
Income tax provision	(8,688)	(3,964)
Net income	$11,037	$2,416

Comprehensive income (loss):
Net income	$11,037	$2,416
Foreign currency translation adjustment	2,795	(5,485)
Comprehensive income (loss)	$13,832	$(3,069)

Net income per common share:
Basic and diluted net income per common share	$0.25	$0.05

Dividends declared per common share	$1.11	$1.11

Weighted-average common shares - basic	44,563,279	44,907,505

Weighted-average common shares - diluted	44,758,202	45,190,206

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2016 AND SEPTEMBER 30, 2015

(IN THOUSANDS)

	Three months Ended September 30, 2016	Three months Ended September 30, 2015
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$3,459	$3,161
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,804	17,634
Amortization of debt discount	183	117
Equity-based compensation expense (net of amounts capitalized)	2,991	2,703
Gain on capital lease termination	—	(1,483)
Gains — equipment transactions and other, net	(645)	(1,181)
Deferred income taxes	2,820	2,355
Changes in operating assets and liabilities:
Accounts receivable	(1,033)	(8)
Prepaid expenses and other current assets	179	(130)
Accounts payable, accrued liabilities and other long-term liabilities	(4,265)	77
Deposits and other assets	340	158
Net cash provided by operating activities	22,833	23,403
Cash flows from investing activities:
Purchases of property and equipment	(8,745)	(6,838)
Proceeds from disposition of assets	—	29
Net cash used in investing activities	(8,745)	(6,809)
Cash flows from financing activities:
Dividends paid	(17,169)	(15,296)
Purchases of common stock	(1,666)	(12,169)
Proceeds from exercises of stock options	264	69
Principal payments on installment payment agreement	—	(95)
Principal payments of capital lease obligations	(2,354)	(5,956)
Net cash used in financing activities	(20,925)	(33,447)
Effect of exchange rates changes on cash	21	(351)
Net decrease in cash and cash equivalents	(6,816)	(17,204)
Cash and cash equivalents, beginning of period	154,967	224,494
Cash and cash equivalents, end of period	$148,151	$207,290

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 AND SEPTEMBER 30, 2015

(IN THOUSANDS)

	Nine months Ended September 30, 2016	Nine months Ended September 30, 2015
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$11,037	$2,416
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	55,161	52,517
Amortization of debt discount	879	(10)
Equity-based compensation expense (net of amounts capitalized)	7,859	8,944
Losses on debt extinguishment and redemption	—	10,144
Gain on capital lease termination	—	(11,593)
Loss on debt purchases and installment loan repayment	587	—
Gains — equipment transactions and other, net	(7,124)	(3,018)
Deferred income taxes	8,453	3,830
Changes in operating assets and liabilities:
Accounts receivable	(2,478)	1,118
Prepaid expenses and other current assets	(3,256)	(3,254)
Accounts payable, accrued liabilities and other long-term liabilities	4,499	766
Deposits and other assets	(1,529)	(50)
Net cash provided by operating activities	74,088	61,810
Cash flows from investing activities:
Purchases of property and equipment	(38,039)	(30,620)
Proceeds from disposition of assets	—	111
Net cash used in investing activities	(38,039)	(30,509)
Cash flows from financing activities:
Dividends paid	(50,011)	(50,269)
Purchases of common stock	(1,666)	(39,394)
Purchases of senior unsecured 2021 notes	(10,775)	—
Net proceeds from issuance of senior secured 2022 notes	—	248,603
Redemption of senior secured 2018 notes	—	(251,280)
Proceeds from exercises of stock options	894	288
Principal payments on installment payment agreement	(21,203)	(95)
Principal payments of capital lease obligations	(9,658)	(16,942)
Net cash used in financing activities	(92,419)	(109,089)
Effect of exchange rates changes on cash	930	(2,712)
Net decrease in cash and cash equivalents	(55,440)	(80,500)
Cash and cash equivalents, beginning of period	203,591	287,790
Cash and cash equivalents, end of period	$148,151	$207,290

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions.  The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Numerous factors could cause or contribute to such differences, including future economic instability in the global economy or a contraction of the capital markets which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to USD and

Canadian dollar to USD exchange rates) on the translation of our non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; changes in government policy and/or regulation, including net neutrality rules  by the United States Federal Communications Commission and in the area of data protection; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our report on Form 10-Q for the quarter ended September 30, 2016 to be filed with the Securities and Exchange Commission. Cogent undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

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